                                 AMENDMENT NO. 3

                                     TO THE

                                CREDIT AGREEMENT

                            DATED AS OF JUNE 29, 2001

                                      among

                               QUEBECOR MEDIA INC.

                                   as Borrower

                                     - and -

                             QUEBECOR NEW MEDIA INC.

                      CANOE: CANADIAN ONLINE EXPLORER INC.

                     QUEBECOR NEW MEDIA LIMITED PARTNERSHIP

                            CANOE LIMITED PARTNERSHIP

                                  as Guarantors

                                     - and -

                        THE FINANCIAL INSTITUTIONS NAMED
                          ON THE SIGNATURE PAGES HERETO
                                   as Lenders

                                     - and -

                          RBC DOMINION SECURITIES INC.
                         as Lead Arranger and Bookrunner

                                     - and -

                                  TD SECURITIES
                           CREDIT SUISSE FIRST BOSTON
                            SALOMON SMITH BARNEY INC.
                              as Co-Lead Arrangers

                                     - and -

                              ROYAL BANK OF CANADA
                             as Administrative Agent
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         AMENDMENT NO. 3 to the CREDIT AGREEMENT dated as of June 29, 2001, among QUEBECOR MEDIA INC., a company existing under the laws of Quebec, as Borrower, the Guarantors named therein, the FINANCIAL INSTITUTIONS named on the signature pages hereto, as Lenders, ROYAL BANK OF CANADA, as Administrative Agent and the other parties named therein.

         WHEREAS the Administrative Agent and such other Lenders as may from time to time be parties to the Credit Agreement have agreed to make certain credit facilities available to the Borrower upon the terms and conditions contained in a credit agreement dated as of June 29, 2001 among the Borrower, the Guarantors, the Administrative Agent, RBC Dominion Securities Inc., as Lead Arranger and Bookrunner, the Co-Lead Arrangers and the Lenders under the Credit Agreement (such credit agreement as it may at any time or from time to time be amended, supplemented, restated or replaced, the "CREDIT AGREEMENT");

          WHEREAS the parties wish to further amend the Credit Agreement as provided herein;

         NOW THEREFORE THE PARTIES HAVE AGREED AS FOLLOWS:

1.       DEFINITIONS

         Terms defined in the Credit Agreement which appear in this Agreement without definition shall have the meanings ascribed to them in the Credit Agreement.

2. AMENDMENT TO THE DEFINITION OF "APPLICABLE MARGIN" IN SECTION 1.1 OF THE CREDIT AGREEMENT

         2.1 The definition of "Applicable Margin" in Section 1.1 of the Credit Agreement is hereby amended by replacing paragraph (i)(c) by the following:

               "(c) for Facility A-4, being the only Facility which remains available to the Borrower, 0.25% per annum;"

         2.2 The definition of "Applicable Margin" in Section 1.1 of the Credit Agreement is hereby amended by replacing paragraph (ii)(c) by the following:

               "(c) for Facility A-4, being the only Facility which remains available to the Borrower, 1.25% per annum;"

3. AMENDMENT TO THE DEFINITION OF "COMMITMENT" IN SECTION 1.1 OF THE CREDIT AGREEMENT

         The definition of "Commitment" in Section 1.1 of the Credit Agreement is hereby amended by replacing the definition by the following:

               ""COMMITMENT" means, at any time, $135,000,000 being Facility A-4 in the amount of $135,000,000, as may be reduced from time to time pursuant to Article 2, and a "LENDER(S) COMMITMENT" means, at any time, the relevant amount designated as such in respect of the Commitment and set forth opposite the Lender's name on the signature pages, as may be reduced from time to time pursuant to
               Article 2 or
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                                     - 2 -

               further to an assignment to an Assignee. Facility A-4 shall be made available to the Borrower by the Lenders in the same proportion as each Lender's Commitment bears to the Commitment."

4.       AMENDMENT TO SECTION 2.1(1) OF THE CREDIT AGREEMENT

         Section 2.1(1) of the Credit Agreement is hereby amended by replacing the second sentence thereof by the following:

               "The Commitment for the Credit Facility is hereby reduced from the original amount of $1,905,000,000 to $135,000,000 and shall be available by way of Facility A-4. The Parties confirm that Facility A-1, Facility A-2, Facility B-1 and Facility B-1(INT) have been permanently cancelled and that Facility A-3 is hereby permanently cancelled."

5.       AMENDMENT TO SECTION 2.1(2) OF THE CREDIT AGREEMENT

         Facility A-4 is hereby increased from a maximum principal amount of $50,000,000 to a maximum principal amount of $135,000,000 and Section 2.1(2) of the Credit Agreement is hereby amended by replacing the amount of $50,000,000 referred to in the fifth line by the amount of $135,000,000.

6.       AMENDMENT TO SECTION 8.2(d)(1)(ii) OF THE CREDIT AGREEMENT

         Section 8.2(d)(1)(ii) of the Credit Agreement is hereby amended by replacing the amount of $2,000,000 referred to therein by the amount of $5,000,000 such that the sub-paragraph shall henceforth read as follows:

               "(ii) The advances from Subsidiaries under the cash management arrangements and letter of credit facilities including, without limitation, those with Canadian Imperial Bank of Commerce and National Bank of Canada (in the case of National Bank of Canada, advances to Quebecor Communications Inc. not to exceed $1,200,000) and Debt not exceeding $5,000,000 owing to Canadian Imperial Bank of Commerce thereunder,".

7.       AMENDMENT TO SECTION 8.2(j) OF THE CREDIT AGREEMENT

         Section 8.2(j) of the Credit Agreement is hereby amended by adding the following at the end of the sub-paragraph:

               "Notwithstanding the foregoing, the Borrower and the Guarantors shall be entitled to swap fixed rate debt into floating rate debt or enter into similar Derivative Instruments for such purposes, provided that no such transaction shall be made for the purpose of speculation."

8.       SECURITY TO BE GRANTED TO CANADIAN IMPERIAL BANK OF COMMERCE

         The Lenders hereby authorize the Administrative Agent to enter into an intercreditor agreement or any other agreement which the Administrative Agent deems desirable with
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                                     - 3 -

Canadian Imperial Bank of Commerce to permit the Borrower, any Guarantor or Subsidiary to grant PARI PASSU Liens in favour of Canadian Imperial Bank of Commerce in order to secure their obligations in connection with the cash management arrangements referred to in Section 8.2(d)(1)(ii) of the Credit Agreement, and as permitted under sub-paragraph (l) of the definition of Permitted Liens.

9.       EXTENSION OF REVOLVING PERIOD IN RESPECT OF FACILITY A-4

         The Parties hereby confirm that the Revolving Period in respect of Facility A-4 has been extended for a further period of 364 days from June 25, 2004 to June 24, 2005 pursuant to the procedure set forth in Section 2.2(4) of the Credit Agreement.

10.      EFFECTIVE DATE

         This Amendment No. 3 shall take effect as of June 25, 2004.

11.      REFERENCE TO AND EFFECT ON CREDIT AGREEMENT

         On and after the date of this Agreement, each reference in the Credit Agreement to "this Agreement" and each reference to the Credit Agreement in the Credit Documents and any and all other agreements, documents and instruments delivered by any of the Lenders, the Administrative Agent, the Borrower, any Guarantor or any other Person shall mean and be a reference to the Credit Agreement as further amended by this Agreement. Except as specifically amended by this Agreement, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

12.      NO WAIVER, ETC.

         The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided, operate as a waiver of any right, power or remedy of the Administrative Agent or any of the Lenders or any other Secured Party under any of the Credit Documents nor constitute a waiver of any provision of any of the Credit Documents.

13.      GOVERNING LAW

         This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the Province of Quebec and the laws of Canada applicable therein.

14.      ENUREMENT

         This Agreement shall enure to the benefit of and be binding upon the parties and their respective successors and permitted assigns.

15.      LANGUAGE

         The parties hereto agree that this Agreement and all agreements and documents entered into in connection herewith or pursuant hereto shall be drawn up in English only. LES PARTIES CONFIRMENT QU'ELLES ONT CONVENU QUE CE DOCUMENT AINSI QUE TOUS LES AUTRES DOCUMENTS OU CONTRATS S'Y RATTACHANT SOIENT REDIGES EN ANGLAIS SEULEMENT.
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                                     - 4 -

16.      COUNTERPARTS

         This Agreement may be executed in any number of counterparts which may be signed and communicated by telecopier or otherwise and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

                                          [The signature pages follow]
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                                     - 5 -

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective authorized officers as of June 25, 2004.

                                          QUEBECOR MEDIA INC., AS BORROWER

                                     Per:             [Signed]
                                          -------------------------------------
                                          Authorized Signing Officer

                                     Per:             [Signed]
                                          -------------------------------------
                                          Authorized Signing Officer



                                          QUEBECOR NEW MEDIA INC., AS GUARANTOR

                                     Per:             [Signed]
                                          -------------------------------------
                                          Authorized Signing Officer

                                     Per:             [Signed]
                                          -------------------------------------
                                          Authorized Signing Officer



                                          CANOE: CANADIAN ONLINE EXPLORER INC.,
                                          AS GUARANTOR

                                     Per:             [Signed]
                                          -------------------------------------
                                          Authorized Signing Officer

                                     Per:             [Signed]
                                          -------------------------------------
                                          Authorized Signing Officer



                                          QUEBECOR NEW MEDIA LIMITED
                                          PARTNERSHIP, AS GUARANTOR, BY ITS
                                          GENERAL PARTNER, QUEBECOR NEW
                                          MEDIA INC.

                                     Per:             [Signed]
                                          -------------------------------------
                                          Authorized Signing Officer

                                     Per:             [Signed]
                                          -------------------------------------
                                          Authorized Signing Officer
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                                     - 6 -

                                          CANOE LIMITED PARTNERSHIP, AS
                                          GUARANTOR, BY ITS GENERAL PARTNER,
                                          CANOE: CANADIAN ONLINE EXPLORER INC.

                                     Per:             [Signed]
                                          -------------------------------------
                                          Authorized Signing Officer

                                     Per:             [Signed]
                                          -------------------------------------
                                          Authorized Signing Officer
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                                     - 7 -

                                          THE ADMINISTRATIVE AGENT:
                                          ROYAL BANK OF CANADA

                                     Per:             [Signed]
                                          -------------------------------------
                                          Authorized Signing Officer
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                                     - 8 -

Commitment:                               THE LENDERS:
Facility A-4: $22,615,980                 ROYAL BANK OF CANADA, as Lender

                                     Per:             [Signed]
                                          -------------------------------------
                                          Authorized Signing Officer

                                     Per:             [Signed]
                                          -------------------------------------
                                          Authorized Signing Officer
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                                     - 9 -

Commitment:                               BANK OF AMERICA, N.A., CANADA BRANCH,
Facility A-4: $8,350,515                  as Lender

                                     Per:             [Signed]
                                          -------------------------------------
                                          Authorized Signing Officer
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                                     - 10 -

Commitment:                               BANK OF MONTREAL, as Lender
Facility A-4: $16,701,030

                                     Per:             [Signed]
                                          -------------------------------------
                                          Authorized Signing Officer
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                                     - 11 -

Commitment:                               THE TORONTO-DOMINION BANK, as Lender
Facility A-4: $22,615,980

                                     Per:             [Signed]
                                          -------------------------------------
                                          Authorized Signing Officer

                                     Per:             [Signed]
                                          -------------------------------------
                                          Authorized Signing Officer
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                                     - 12 -

Commitment:                               BANK OF TOKYO-MITSUBISHI (CANADA),
Facility A-4: $5,567,010                  as Lender

                                     Per:             [Signed]
                                          -------------------------------------
                                          Authorized Signing Officer

                                     Per:             [Signed]
                                          -------------------------------------
                                          Authorized Signing Officer
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                                     - 13 -

Commitment:                               CAISSE CENTRALE DESJARDINS, as Lender
Facility A-4: $5,567,010

                                     Per:             [Signed]
                                          -------------------------------------
                                          Authorized Signing Officer

                                     Per:             [Signed]
                                          -------------------------------------
                                          Authorized Signing Officer
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                                     - 14 -

Commitment:                               CITIBANK N.A., CANADIAN BRANCH,
Facility A-4: $22,615,980                 as Lender

                                     Per:             [Signed]
                                          -------------------------------------
                                          Authorized Signing Officer

                                     Per:             [Signed]
                                          -------------------------------------
                                          Authorized Signing Officer
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                                     - 15 -

Commitment:                               CREDIT SUISSE FIRST BOSTON TORONTO
Facility A-4: $22,615,980                 BRANCH, as Lender

                                     Per:             [Signed]
                                          -------------------------------------
                                          Authorized Signing Officer

                                     Per:             [Signed]
                                          -------------------------------------
                                          Authorized Signing Officer
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                                     - 16 -

Commitment:                               THE BANK OF NOVA SCOTIA, as Lender
Facility A-4: $8,350,515

                                     Per:             [Signed]
                                          -------------------------------------
                                          Authorized Signing Officer

                                     Per:             [Signed]
                                          -------------------------------------
                                          Authorized Signing Officer
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                                     - 17 -

The undersigned hereby consent to the foregoing Amendment No. 3.

                                          QUEBECOR INC.

                                     Per:             [Signed]
                                          -------------------------------------
                                          Authorized Signing Officer

                                     Per:             [Signed]
                                          -------------------------------------
                                          Authorized Signing Officer



                                          CAISSE DE DEPOT ET PLACEMENT DU
                                          QUEBECOR INC.

                                     Per:             [Signed]
                                          -------------------------------------
                                          Authorized Signing Officer

                                     Per:             [Signed]
                                          -------------------------------------
                                          Authorized Signing Officer



                                          CAPITAL COMMUNICATIONS CDPQ INC.

                                     Per:             [Signed]
                                          -------------------------------------
                                          Authorized Signing Officer

                                     Per:             [Signed]
                                          -------------------------------------
                                          Authorized Signing Officer